Segment Data	12 Months Ended
Sep. 30, 2014
Segment Reporting [Abstract]
Segment Data

Note 6 — Segment Data

Effective October 1, 2014, the Company’s organizational structure was realigned to better complement its customer-focused solutions strategy and is based upon two principal business segments: BD Medical (“Medical”) and BD Life Sciences (“Life Sciences”). The composition of the Medical segment remains unchanged from its historical composition. The Life Sciences segment consists of the former BD Diagnostics and BD Biosciences segments. Beginning on October 1, 2014, decisions about resource allocation and performance assessment are made separately for the Medical and Life Sciences segments. Prior-period information presented for comparative purposes has been revised to reflect the new two-segment organizational structure. The Company’s two principal business segments are strategic businesses that are managed separately because each one develops, manufactures and markets distinct products and services.

The Medical segment produces a broad array of medical devices that are used in a wide range of healthcare settings. The principal product lines in the Medical segment include needles, syringes and intravenous catheters for medication delivery (including safety-engineered and auto-disable devices); prefilled IV flush syringes; syringes and pen needles for the injection of insulin and other drugs used in the treatment of diabetes; prefillable drug delivery systems provided to pharmaceutical companies and sold to end-users as drug/device combinations; regional anesthesia needles and trays; sharps disposal containers; closed-system transfer devices; and generic prefilled injectables.

The Life Sciences segment produces products for the safe collection and transport of diagnostics specimens, as well as instruments and reagent systems to detect a broad range of infectious diseases, healthcare-associated infections (“HAIs”) and cancers. The segment also produces research and clinical tools that facilitate the study of cells, and the components of cells, to gain a better understanding of normal and disease processes. The principal products and services in the Life Sciences segment include integrated systems for specimen collection; safety-engineered blood collection products and systems; automated blood culturing and tuberculosis culturing systems; molecular testing systems for infectious diseases and women’s health; microorganism identification and drug susceptibility systems; liquid-based cytology systems for cervical cancer screening; rapid diagnostic assays; microbiology laboratory automation; plated media; fluorescence-activated cell sorters and analyzers; monoclonal antibodies and kits for performing cell analysis; reagent systems for life science research; diagnostic assays; and cell culture media supplements for biopharmaceutical manufacturing.

The Company evaluates performance of its business segments and allocates resources to them primarily based upon operating income. Segment operating income represents revenues reduced by product costs and operating expenses.

Distribution of products is primarily through independent distribution channels, and directly to end-users by BD and independent sales representatives. No customer accounted for 10% or more of revenues in any of the three years presented.

(Millions of dollars)	2014		2013		2012
Revenues(A)
Medical	$4,573		$4,306		$4,091
Life Sciences	3,872		3,748		3,618

Total Revenues	$8,446		$8,054		$7,708

Segment Operating Income
Medical	$1,291	(B)(C)	$1,233		$1,162
Life Sciences	861	(B)(D)	907		915

Total Segment Operating Income	2,152		2,140		2,077
Unallocated Items(E)	(630	)(B)(F)	(976	)(G)	(605)

Income From Continuing Operations Before Income Taxes	$1,522		$1,165		$1,472

Segment Assets
Medical	$4,668		$4,582		$4,245
Life Sciences	3,783		3,776		3,869

Total Segment Assets	8,451		8,357		8,114
Corporate and All Other(H)	3,997		3,792		3,247

Total Assets	$12,447		$12,149		$11,361

Capital Expenditures
Medical	$420		$354		$363
Life Sciences	155		158		114
Corporate and All Other	16		9		10

Total Capital Expenditures	$592		$522		$487

Depreciation and Amortization
Medical	$293		$259		$240
Life Sciences	251		267		254
Corporate and All Other	18		19		18

Total Depreciation and Amortization	$562		$546		$511

(A)	Intersegment revenues are not material.

(B)	Includes a $36 million charge associated with workforce reduction actions. The portions of this charge attributable to the Medical and Life Sciences segments were $21 million and $10 million, respectively. The amount of the charge attributable to corporate functions was $5 million. Additional disclosures regarding these actions are provided in Note 8.

(C)	Includes a $6 million charge associated with the decision to terminate a research and development program; the charge relates to program asset write-offs and obligations. Additionally includes $4 million of acquisition-related costs.

(D)	Includes a $20 million charge primarily resulting from the discontinuance of an instrument product development program. The charge is largely attributable to capitalized product software, but also includes a lesser amount attributable to fixed assets. Also includes an $11 million charge that resulted from the early termination of a European distributor agreement a $5 million charge due to an adjustment to the carrying amount of an asset that is being held for sale as well as $1 million of acquisition-related costs.

(E)	Includes primarily interest, net; foreign exchange; corporate expenses; and share-based compensation expense.

(F)	Includes an $8 million gain resulting from the Company’s receipt of cash proceeds from the sale of a company in which it held a small equity ownership interest.

(G)	Includes the $341 million charge associated with the unfavorable verdict returned in the antitrust and false advertising lawsuit filed against the Company by RTI as well as the $22 million charge associated with the litigation settlement related to indirect purchaser antitrust class action cases. Additional disclosures regarding these matters are provided in Note 5.

(H)	Includes cash and investments and corporate assets.

(Millions of dollars)
Revenues by Organizational Units	2014	2013	2012
Medical
Medical Surgical Systems	$2,307	$2,196	$2,105
Diabetes Care	1,037	969	911
Pharmaceutical Systems	1,229	1,142	1,074

	4,573	4,306	4,091

Life Sciences
Preanalytical Systems	1,412	1,352	1,301
Diagnostic Systems	1,301	1,294	1,237
	1,159	1,102	1,080

Biosciences	3,872	3,748	3,618

Total Revenues	$8,446	$8,054	$7,708

Geographic Information

The countries in which the Company has local revenue-generating operations have been combined into the following geographic areas: the United States (including Puerto Rico), Europe, Asia Pacific and Other, which is comprised of Latin America, Canada and Japan.

Revenues to unaffiliated customers are based upon the source of the product shipment. Long-lived assets, which include net property, plant and equipment, are based upon physical location.

(Millions of dollars)	2014	2013	2012
Revenues
United States	$3,417	$3,353	$3,288
Europe	2,733	2,512	2,379
Asia Pacific	1,121	1,006	883
Other	1,175	1,183	1,159

	$8,446	$8,054	$7,708

Long-Lived Assets
United States	$3,126	$3,251	$3,156
Europe	1,809	1,667	1,559
Asia Pacific	486	442	397
Other	555	565	624
Corporate	340	350	303

	$6,317	$6,276	$6,039